UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2007
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MICREL, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)
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CALIFORNIA
(State or Other Jurisdiction of Incorporation)

0-25236	94-2526744
(Commission File Number)	(I.R.S. Employer Identification No.)

2180 Fortune Drive, San Jose, CA	95131
(Address of Principal Executive Offices)	(Zip Code)

(408) 944-0800
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 2.02. Results of Operations and Financial Condition

On July 25, 2007, Micrel Incorporated issued a press release announcing its financial results for the three and six month periods ended June 30, 2007. A copy of the press release is furnished as Exhibit 99 to this report. Such Information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events

The Company also announced in its press release that it will pay a cash dividend of $0.03 per share on August 22, 2007 to shareholders of record on August 7, 2007.

Item 9.01. Financial Statements and Exhibits

(d) The following items are filed as exhibits to this report:

99.1 Press release, dated July 25, 2007 issued by Micrel Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICREL, INCORPORATED
(the Registrant)

By: /s/ Richard D. Crowley
Richard D. Crowley
Vice President, Finance and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

Dated: July 25, 2007